COMMUNITY BANCORP INC.

Investor Presentation

CMBC NASDAQ LISTED

COMMUNITY BANCORP INC.

Certain statements contained in this presentation, including, without limitation, statements containing the words “believes”, “anticipates”, “intends”, and “expects”, and words of similar import, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following; general economic and business conditions in those areas in which the Company operates, demographic changes, competition, fluctuations in interest rates, changes in business strategy or development plans, changes in governmental regulation, credit quality, the availability of capital to fund the expansion of the Company’s business, and other factors referenced in this presentation. The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

2/11/2005

Overview of Community Bancorp

Company Overview

Largest independent community bank with ten branches focused on the high growth markets of San Diego County & southwest Riverside County with approximately $641 million in Assets.

Focused on high performance through acquiring new core business relationships.

Completed Cuyamaca Bank acquisition in October 2004 resulting in addition of 4 branches in east San Diego County and $115 million in assets.

Operating in a highly consolidated market with a few large bank competitors that control 75% of the market share in San Diego and SW Riverside counties.

2/11/2005

Company Overview

Proven strength in generating quality assets

Excellent credit quality

Average net charge offs to average loans over the last 5 years is 0.10%, only 0.01% in 2004 Current NPAs, net of gov’t guarantees to total assets are 0.33%

Proven SBA lending function with #1 SBA 504 Community Bank Lender in the nation for 2004

Company Overview

Exceptional financial performance

2002

2003

2004

Net Income

$3,006

$5,896

$8,366

ROA

0.77%

1.34%

1.55%

ROTE

16.00%

21.34%

20.11%

Net Interest Margin

4.40%

5.00%

5.40%

Efficiency Ratio

70.25%

60.81%

60.08%

Diluted EPS

$0.84

$1.42

$1.71

Total Assets

$415,698

$476,698

$641,202

Expanding net interest margin driven primarily by lower cost of funds and generation of high quality loans Excellent credit quality; the average net charge offs to average loans over the last 5 years is 0.10%, 0.01% in 2004 Continued strong loan growth Core deposit growth Increased quarterly cash dividend 100% for 2005

2/11/2005

Market Opportunity

As of June 30, 2004, San Diego County had $43.8 Billion in total deposits.

Of this total, 77.4%, or $33.9 Billion were concentrated in 9 major institutions

Community represented only $471.7 million (including Cuyamaca Bank), or 1.1% of this total market share.

2/11/2005

Market Opportunity (con’t)

Deposits in San Diego County increased $20 billion between June 1997 and June 2004.

Major banks have acquired over $4.2 billion in assets through acquisition since the beginning of 1990

Community National Bank has the size, strength and product diversity to effectively compete with the major institutions which dominate the markets in which we operate.

2/11/2005

Experienced Management Team

Management Position

Years of Experience

Mike Perdue President and CEO 25+ Bruce Mills Chief Financial Officer 20+ Don Murray Chief Credit Officer 20+ Rick Sanborn Chief Administrative Officer 20+ Gary Youmans Head of SBA 30+

2/11/2005

Corporate Strategy

Enhance profitability and expand the community banking franchise

Maintain superior credit quality

Balance sheet growth through:

Increasing core deposits and lower cost of funds Continued strong loan origination

Expansion through de novo branches, organic growth and acquisitions

2/11/2005

Attractive Marketplace

In terms of population, San Diego and Riverside counties are among the top ten fastest growing counties in the U.S.

10 Fastest-Growing Counties in U.S. by Numerical Increase: April 1, 2000 to July 1, 2004

Rank

County

State

Percent Increase

Numerical Increase

July 1, 2003 Estimated Population

1 Los Angeles California 5.18% 493,097 10,012,334

2 Maricopa Arizona 12.28% 377,270 3,449,501

3 Clark Nevada 18.04% 248,185 1,623,935

4 Harris Texas 6.93% 235,653 3,636,128

5 Riverside California 14.97% 231,353 1,776,798

6 San Bernardino California 9.51% 162,571 1,872,043

7 San Diego California 5.63% 158,414 2,972,165

8 Orange California 5.20% 148,002 2,994,193

9 Collin Texas 27.08% 133,144 624,813

10 Tarrant Texas 9.17% 132,616 1,578,808

Source: Census Bureau

2/11/2005

Attractive Marketplace: Branches

2/11/2005

Deposit Market Share

Community is the #1 community bank in its market

In CMBC’s cities served* Rank

Branch Count

Total Deposits in Market

($000)

Total Market Share (%

1 Washington Mutual Thrift 15 $1,900,986 18.79%

2 Wells Fargo Bank 24 1,567,355 15.50%

3 Bank of America Bank 16 1,249,434 12.35%

4 Union Bank of California Bank 11 748,937 7.40%

5 California Bank and Trust Bank 7 603,441 5.97%

6 Community National Bank Bank 9 549,544 5.43%

7 World Savings Bank Thrift 3 452,734 4.48%

8 Temecula Valley Bank Bank 6 395,542 3.91% 24 other Banks & Thrifts 52 2,646,444 26.17% Totals 143 $10,114,417 100.00%

*Cities served include Bonsall, El Cajon, Encinitas, Escondido, Fallbrook, La Mesa, Santee, Temecula and Vista. Combines Cuyamaca and Community National Banks. Based on FDIC data as of June 30, 2004.

2/11/2005

Community National Bank

Superior Asset Generation Capabilities

Commercial real estate loans Business loans SBA loans Construction

Growing Core Deposit Base

Focus on business transaction accounts

Marketing strategies targeting business customers Big bank products, community bank service

Operating in a Consolidated Market

Large Bank acquisitions in our market area have created exceptional opportunities for mid sized community banks

2/11/2005

Strong Loan Origination

($ in millions) $500 $400 $300 $200

2000 2001 2002 2003 2004

2/11/2005

Loan Portfolio 12/31/04

Consumer/Other 3.6%

Real Estate Construction 15.5%

SBA 27.6%

Commercial/ Other 11.8%

Commercial Real Estate 41.5%

2/11/2005

SBA Lending

Core solid business – Active SBA lender since 1990 Exceptional growth in originations Preferred Lender with 2 Product Types:

7(a) 504

Contributes three recurring revenue streams:

Interest income on retained loans Gain on sale revenue Servicing income on loans sold to others

2/11/2005

Banking Operations Transaction Deposit Growth

($000s)

CAGR = 30% $350,000 $300,000 $250,000 $200,000 $150,000 $100,000 $50,000 $-

2000 2001 2002 2003 2004

Checking MMDA Savings

Deposit Mix 12/31/04

Time Deposits > $100K

22%

Wholesale Deposits 11%

Non-interest Bearing Demand 20%

MMDA & NOW

29%

Savings 4%

Time Deposits < $100K

14%

2/11/2005

Financial Performance

Assets

($000s)

CAGR = 23% $700,000 $600,000 $500,000 $400,000 $300,000 $200,000 $100,000

2000 2001 2002 2003 2004

2/11/2005

Net Income

($000s)

CAGR = 70% $9,000 $8,000 $7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $-

2000 2001 2002 2003 2004

2/11/2005

Fully Diluted EPS

($000s)

CAGR = 49% $2.00 $1.75 $1.50 $1.25 $1.00 $0.75 $0.50 $0.25 $-

2000

2001 2002 2003 2004 $0.35 $0.35 $0.84 $1.42

$1.71

ROAA

1.6% 1.4% 1.2% 1.0% 0.8% 0.6% 0.4% 0.2% 0.0%

2000 2001 2002 2003 2004

0.43%

0.34%

0.77%

1.34%

1.55%

ROATE

25% 20% 15% 10% 5% 0%

2000 2001 2002 2003 2004

8.62% 7.79%

16.00%

21.34%

20.11%

Net Interest Margin

6.5% 6.0% 5.5% 5.0% 4.5% 4.0% 3.5% 3.0%

2000 2001 2002 2003 2004

5.20%

4.18%

4.40%

5.00%

5.40%

Efficiency Ratio

85% 80% 75% 70% 65% 60% 55% 50%

2000 2001 2002 2003 2004

81.3%

78.6%

70.3%

60.8%

60.1%

Credit Quality

($000s)

Year Ended 12/31/04

Credit Quality

NPLs $4,027 NPAs $4,027 NPLs / Loans 0.74% NPAs / Assets 0.63% Loan Loss Allowance $7,508 NCOs / Avg. Loans 0.01% Loan Loss Allowance to Loans Held for Investment 1.71% Loan Loss Allowance to NPLs, net of gov’t guarantees 351.99%

Net of Gov’t Guarantees

NPLs net of gov’t guarantees $2,133 NPAs net of gov’t guarantees $2,133 NPLs net of gov’t guarantees / Loans 0.39% NPAs net of gov’t guarantees / Assets 0.33%

NCOs to Avg. Loans

5 Yr Avg = 0.10%

1.0% 0.8% 0.6% 0.4% 0.2% 0.0%

2000 2001 2002 2003 2004

0.03%

0.23%

0.16%

0.09%

0.01%

Bank Acquisition Cuyamaca Bank, N.A.

Cuyamaca Acquisition

Cuyamaca Balance Sheet at Acquisition

Total Assets $115 million Total Loans $ 91 million Total Deposits $102 million

Transaction Summary

Transaction Price $26.68 / share Aggregate Transaction Value $27.2 Million Stock Consideration 678,939 CMBC shares Allocated Options Value $2.4 Million Cash Consideration $7.4 Million Consideration Mix 70% Stock / 30% Cash

Cuyamaca Acquisition

Transaction Benefits

Expands CMBC’s commercial banking franchise

Contiguous expansion into rapidly growing east San Diego County

Accretive to GAAP EPS in 2005 Reasonable cost savings Improves net interest margin CUYA has excellent credit quality

Investment Considerations

Price Volume Graph: Last 12 Months

Share Price (in $US) $34 $32 $30 $28 $26 $24 $22 $20 $18 $16

2/10/04 2/24/04 3/9/04 3/23/04 4/6/04 4/20/04 5/4/04 5/18/04 6/1/04 6/15/04 6/29/04 7/13/04 7/27/04 8/10/04 8/24/04 9/7/04 9/21/04 10/5/04 10/19/04 11/2/04 11/16/04 11/30/04 12/14/04 12/28/04 1/11/05 1/25/05 2/8/05

Volume (in shares)

45,000 40,000 35,000 30,000 25,000 20,000 15,000 10,000 5,000 0

Volume Close

Price Volume Graph: Last 3 Years

Share Price (in $US) $35 $30 $25 $20 $15 $10 $5

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Volume (in shares)

45,000 40,000 35,000 30,000 25,000 20,000 15,000 10,000 5,000 0

Volume Close

Indexed Price Performance: Last 3 Years

Dec 2001 through Dec 2004

500 450 400 350 300 250 200 150 100 50 0

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Dec-02

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S&P 500 NASDAQ US NASDAQ Bank CMBC

Investment Considerations

Expanding market share in the high growth markets of San Diego County and southwest Riverside County

Expanding geographic footprint as a result of Cuyamaca acquisition

Loan generation strength Stable, recurring SBA income Pristine credit quality Outstanding financial performance

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